                                                                   Exhibit 10.10


                                                                 January 5, 1998

VIA FAX AND MAIL
[FAX NO. (612) 937-9809]


Mr. Joseph Novogratz, Chairman & CEO
March Motors Ltd.
7667 Equitable Drive
Eden Prairie, MN 55344


                                 RE: Settlement


Dear Mr. Novogratz:

            Effective upon our receipt of a countersigned copy of this letter (which must be received, if at all on or before January 7, 1998), North Pacific Lines a corporation organized under the laws of the Cayman Islands ("NPL"), agrees to the following terms:

            (i) NPL relinquishes all claims to stock, stock options, warrants, or other rights in March Motors;

            (ii) March Motors will pay NPL the sum of $120,000 on or before the first to occur of (a) the closing of the IPO currently being undertaken by March Motors, or (b) June 30, 1998. Simple interest will accrue at the rate of 10% per annum from the date of this letter and will be payable along with the $120,000;

            (iii) March Motors will grant to NPL, effective immediately, a fully exercisable, five-year option to purchase 225,000 shares of March Motors common stock at an exercise priced of $0.66-2/3 per share;

            (iv) Upon payment of all sums becoming  payable as described  above,
NP: will enter into a mutual release with March Motors whereby the parties shall irrevocably release and hold harmless the other party incident to any transactions and activities which have involved March Motors and NPL, with respect to any claims, lawsuits, obligations, or rights whatsoever other than those set forth herein.

            If the foregoing is acceptable, please fax an acknowledgement to me [Fax No. (415) 332-1629] at your earliest convenience. Please mail the hard copy to my attorney, Mark Ostler, Cohen & Ostler, A Professional Corporation, 525 University Avenue, Suite 410, Palo Alto, California 94301.

                                            Very truly yours,

                                            North Pacific Lines

                                            Alex G. Daneman, Director
                                                            U.S. Division



ACKNOWLEDGED AND AGREED:





Joseph Novogratz
----------------
Joseph Novogratz
Chairman & CEO of March Motors

                                   January 5, 1998

VIA FAX AND MAIL
FAX NO. (612) 937-9809)

Mr. Joseph Novogratz, Chairman and CEO
March Motors Ltd.
7667 Equitable Drive
Eden Prairie, MN 55344

                                   RE: Settlement


Dear Mr. Novogratz:

          Effective upon my receipt of a countersigned copy of this letter (which I must receive, if at all, on or before January 7, 1998), I agree to the following terms:

          (i)  I resign as a director of March Motors;

          (ii) I agree to the termination of my North American distribution rights to March Motors;

          (iii) I relinquish all claims to stock, stock options, warrants, or other rights in March Motors;

          (iv) March Motors will pay me the sum of $180,000 on or before the first to occur of (a) the closing of the IPO currently being undertaken by Motors, or (b) June 30, 1998. Simple interest will accrue at the rate of 10% per annum from the date of this letter and will be payable along with the $180,000;

          (v) March Motors will pay me $7,800 for reimbursable expenses upon March Motors' countersigning this letter;

          (vi) Upon payment of all sums becoming payable as describe above, I will enter into a mutual release with March Motors whereby the parties shall irrevocably release and hold harmless the other party incident to any transactions and activities which have involved March Motors and Daneman, with respect to any claims, lawsuits, obligations, or rights whatsoever other than those set forth herein.

          If the foregoing is acceptable, please fax an acknowledgement to me [Fax No. (415) 332-1629] at your earliest convenience. Please mail the hard copy to my attorney, Mark Ostler, Cohen & Ostler, A Professional Corporation, 525 University Avenue, Suite 410, Palo Alto, California 94301.

                              Very truly yours,

                              Alex G. Daneman, Director


ACKNOWLEDGED AND AGREED:


/s/ Joseph Novogratz
--------------------------------
Joseph Novogratz
Chairman and CEO of March Motors